                                                                   EXHIBIT 10.13

                                 ADDENDUM NO 2

                                     to the

Development Agreement of 23.12.1996 regarding the development of a Tunable Laser
              Source Module, amended by an Addendum of 30.10.1997

                                 by and between

                              AGILENT TECHNOLOGIES
                                DEUTSCHLAND GMBH

                              Herrenberger Str. 130

                                 71034 Boblingen

                                     Germany

                      hereinafter referred to as "AGILENT"

                                       and

                                 NEW FOCUS INC.

                                 2630 Walsh Ave.

                                 Santa Clara CA

                                     U.S.A.

                     hereinafter referred to as "New Focus"

WHEREAS, New Focus developed a tunable laser module for AGILENT known as the "Happy module" under the Development Agreement of 23.12.1996, amended of
        30.10.1997 (hereinafter "the Development Agreement").

WHEREAS, the parties wish to develop a version of this module that provides more power, referred to hereinafter as the "TL1502 Module" as well as an L-band version, referred to hereinafter as the "TL1601 Module" (together hereinafter called "Monet Module").

        NOW THEREFORE, the parties agree as follows:

1. DEVELOPMENT AGREEMENT AND THIS ADDENDUM

        If not expressly stated to the contrary herein, all provisions set forth in the Development Agreement of 23.12.1996 and the Addendum of
        30.10.1997 shall fully apply to this Addendum No 2 and shall remain in full force and effect.

        With respect to the penalty clause set forth in section 5.2 of the Addendum 1 to the Development Agreement regarding the Happy Module, AGILENT agrees not to enforce such clause with respect to any delays having occurred before the date of this Addendum (altogether $[*]; [*] Dollars).

2. AMENDMENTS REGARDING THE DEVELOPMENT AGREEMENT

2.1 PRICES AND RAMP-UP

        In amendment of Schedule 1 A.) 5. Of the Development Agreement of 23.12.1996, the parties agree on an initial per unit price ("AGILENT Purchase Price") of $[*]-([*] U.S. Dollars) for the Happy Module. The parties agree that this price shall not be increased in case the initial AGILENT U.S. List Price increases or decreases.

        AGILENT agrees to purchase [*] "Modules" from New Focus prior to March 2000. A "Module" is defined as a Happy Module or a Monet Module.

2.2 DELIVERY MILESTONES

2.2.i New Focus shall deliver the Happy Module according to the following delivery milestones.

        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        It is hereby agreed that the deliveries of the Happy Module as of the date of signing of this Addendum are in full compliance with the delivery milestones listed above.

        From December 1999 on, the parties take into account a rolling three months window (further delivery milestones after March 2000 will be agreed to in a separate purchase agreement). The numbers of units delivered by New Focus will be reviewed on a monthly basis. If the total number for one month is below the numbers agreed to this respective month, New Focus will have a two months period to bring the total number of units back to the number agreed to for the respective three months period.

2.2.ii In the event that New Focus fails to deliver the number of units agreed to for a three months period, AGILENT may terminate this Agreement upon 90 days notice.

        AGILENT may also terminate this Addendum without notice if New Focus fails to deliver the first PM beta unit by February 29, 2000 or fails to deliver the first PM production unit by March 31st, 2000.

AGILENT must inform New Focus that AGILENT wishes to terminate the agreement in writing within 60 days of failure by New Focus to deliver. If AGILENT fails to do so, then AGILENT's right to terminate will lapse until the next trigger event occurs.

2.3 QUALITY TRIGGER (HAPPY MODULE)

        Regarding the Annualized Failure Rate (AFR) as defined in schedule 7, the parties will monitor a 6 months rolling average starting in June 2000. The parties will notify each other in writing every month of the six month rolling average of the AFR.

        Regarding the rate of Defect on Arrival (DOA) as defined in schedule 7, the parties will measure a rolling three months average starting in December 1999. The parties will notify each other in writing every month of the three month rolling average of the DOA.

        In the event that the following trigger events apply, AGILENT may terminate this Addendum to the Development Agreement upon 90 days prior notice:

                - the six month rolling average of the AFR is above [*]%

                - the three month rolling average of the DOA exceeds [*]%

AGILENT must inform New Focus in writing within 60 days of the occurrence of the above trigger events that AGILENT wishes to terminate the agreement. If AGILENT fails to do so, then AGILENT's right to terminate will lapse until the next trigger event occurs.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4 TRANSITION

        In the event that this Addendum will be terminated according to Article 2.2, 2.3,5,6,7 or according to any provision regarding the Monet Module herein, New Focus agrees to provide the following documents and transition services to AGILENT:

        i.    [*]
        ii.   [*]
        iii.  [*]
        iv.   [*]
        v.    [*]
        vi.   [*]
        vii.  [*]
        viii. [*]
        ix.   [*]

3. DEVELOPMENT OF THE MONET MODULE

        New Focus agrees to develop a Tunable Laser Source Module (including hard- and software), hereinafter "Monet Module", which is described in greater detail in the specifications in Schedule 1 hereto, as well as to manufacture prototypes and produce units whilst adhering to the project schedule as set forth in Schedule 2 hereof.

4. BREAK-DOWN OF COSTS / REMUNERATION FOR THE MONET MODULE

4.1 In return for the services outlined in Article 3 above, AGILENT shall effect payment in installments as laid out in Section3. "Payment Criteria" of Schedule 1 according to the development phases for hardware and software described in 2 Sections 2. A-B of Schedule 1 hereto. The payments shall become due and payable in accordance with the terms and conditions outlined in Section3. "Payment Criteria" of Schedule 1.

4.2 A) AGILENT agrees to an initial payment to New Focus of [*] U.S. Dollars ($[*]) within 30 days of the execution of this Addendum in order to ensure timely manufacturing and delivery of the Monet Module by New Focus. This sum represents [*]% of the total developmental amount of [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        U.S. dollars ($[*]) which Agilent is hereby obligated to pay according to the terms and of this Addendum and the schedules attached hereto for the development of the Monet Module. This sum is in addition to any contract amounts which Agilent has previously agreed to pay New Focus (See for Example: Section 4 of the Addendum No. 1 of 30.10.1997 to the Development Agreement.)

        B) The initial and subsequent payments for the Monet Module set forth above in Section 4.2A and which are detailed in the attached schedules 1-2 shall be subject to New Focus providing AGILENT a performance guarantee of [*] U.S. Dollars ($[*]) from an internationally recognized Bank. This subsection shall, for the Monet Module, supercede and replace the guarantees set forth in Section 5 of Addendum No 1 of 30.10.1997 to the Development Agreement.

        C) The parties agree on an initial per unit price for the Monet Module (either for the TL1502 or the TL1601 single mode fiber version) of $[*] for the first [*] units and for any further unit $[*], as well as for the [*] of these Modules $[*]. The parties agree that this price shall not be increased within the [*] after delivery of the first production unit. The parties to this Addendum will renegotiate the per unit price one year after acceptance by AGILENT of the first units of Monet Modules produced under this Addendum. New Focus shall work continuously on reducing the cost of the products. Any share of cost advantages will be part of a future procurement agreement.

4.3 The production and delivery of the Monet Modules shall be subject to a separate Framework Purchase Agreement. The parties shall negotiate such terms and conditions and have an agreement in place 2 months before the first product shipment. This agreement shall contain the ramp up quantities for the first six months of production. The target capacity, without any commitment herein, is intended to be in total (for SMF/PC, SMF/APC, PMF/PC; PMF/APC) [*] units up to [*] per year.

5.      DEVELOPMENT

5.1 The prototypes as well as the software of the Monet Modules shall be manufactured and developed by New Focus in accordance with the project schedule (Schedule 2 to this Addendum No 2) and the development phases contained therein as well as in Schedule 1.

5.2 AGILENT may terminate this Addendum upon 90 days notice if New Focus fails to deliver the TL1502 prototype and production unit as well as the TL1601 prototype and production unit as defined in section 2 of schedule 1 of this Addendum, until 3 months after the milestones as defined in
        Schedule 2 of this Addendum. Article 2.4 ("Transition") shall apply accordingly.

Agilent must inform New Focus in writing of Agilent's intention to terminate the agreement within 60 days of the occurrence of the failure by New Focus to deliver the TL1502 and TL1601 prototype and production units. If AGILENT fails to do so, then AGILENT's right to terminate

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

will lapse until the next trigger event occurs.

6. QUALITY TRIGGER (MONET MODULE)

        Regarding the Annualized Failure Rate (AFR) as defined in schedule 7, the parties will monitor a 6 months rolling average starting 6 months after the first production unit is delivered. The parties will notify each other in writing every month of the six month rolling average of the AFR.

        Regarding the rate of Defect on Arrival (DOA) as defined in schedule 7 the parties will measure a rolling three months average starting three months after the first production unit is delivered. The parties will notify each other in writing every month of the six month rolling average of the AFR.

        In the event that the following trigger events apply, AGILENT may terminate this Addendum upon 90 days notice:

                - the six month rolling average of the AFR is above [*]%

                - the three month rolling average of the DOA exceeds [*]%

                - the absolute number of DOA is higher than 3 during the first three months after the delivery of the first production unit.

AGILENT must inform New Focus in writing within 60 days of the occurrence of a trigger event that AGILENT wishes to terminate the agreement. If AGILENT fails to do so, then AGILENT's right to terminate will lapse until the next trigger event occurs.

7. RIGHTS OF USE

7.1 All rights of use set forth in Section 11 of the Development Agreement of 23.12.1996 granted to AGILENT regarding the Happy Modules under the Development Agreement shall remain in full force and effect and shall not be amended in any way by this Addendum. Only with respect to the Monet Modules being subject of this Addendum, section 11.1 shall be amended as follows.

7.2 AGILENT is hereby vested with an irrevocable, exclusive, transferable distribution right regarding the Monet Modules (including software, the respective prototypes, the production units and any and all parts including, but not limited to any building blocks) in their respective state of process, such right being unlimited with respect to time, contents and geographical scope.

7.3 It is the intent of the parties that the manufacturing and supply of the Monet Module be performed for AGILENT exclusively by New Focus provided that the quality, timeliness

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        of delivery of the Monet Modules as supplied by New Focus meet the commitments made herein. The parties will establish an escrow account to protect AGILENT in the event that New Focus is unable to meet its commitments under this Addendum, or in the event that the agreement is terminated under section 2, 5 or 6. The terms of the escrow account are set forth below in subsections 7.3 i to v.

                7.3.i As soon as available, New Focus shall deposit any prototypes and/or parts of them as well as any documentation with the latest version of the source code regarding the AGILENT-specific development result and update such deposits in escrow with a mutually agreeable escrow trustee. AGILENT shall bear the costs of the escrow trust.

                The provisions applicable to the deposit of source code by New Focus shall be as follows:

                        In the event that one or more of the following trigger events apply AGILENT is automatically vested with an irrevocable, transferable, non-exclusive production right regarding the Products under this Addendum.: New Focus

                        a. is no longer able to meet its maintenance and support
                           contract obligations to AGILENT, provided that the cessation of maintenance services is not solely attributable to the failure of the licensee to make timely payment of any charges under such maintenance contract;

                        b. has ceased to do business;

                        c. has ceased to produce the Products specified in
                           Schedule 1 hereto;

                        d. has significantly changed its quality management in
                           such a way that it becomes unacceptable to AGILENT (e.g. audit reasons, administrative or governmental regulations) or if the Modules will not reach an acceptable level and if after AGILENT informs New Focus in writing New Focus fails to remedy such quality deficiency within 90 days;

                        e. has increased prices of the Products specified in
                           Schedule 1 hereto by more than [*]%;

                        f. has become insolvent, suffers or permits the
                           appointment of a receiver for its business or assets or becomes subject to, any bankruptcy proceedings or any statute relating to insolvency or the protection of rights of creditors.


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                7.3.ii The escrow trustee shall follow the procedures set forth herein below:

                        - Escrow trustee shall promptly notify New Focus of the
                          occurrence of the Release Condition and shall provide to New Focus a copy of AGILENT's notice to escrow trustee. "Release Condition" for the purposes of this Agreement shall mean all of the trigger events described above.

                        - If the escrow trustee does not receive Contrary
                          Instructions, as defined below, from New Focus within thirty (30) days following escrow trustee's delivery of a copy of such notice to New Focus, Escrow trustee shall deliver a copy of the source code to AGILENT.

                          "Contrary Instructions" for the purposes of this subclause shall mean the filing of written notice with escrow trustee by New Focus, with a copy to AGILENT demanding delivery, stating that the Release Condition has not occurred or has been cured.

                        - If Escrow trustee receives Contrary Instructions from
                          New Focus within thirty (30) days of the giving of such notice to New Focus, Escrow trustee shall not deliver a copy of the Source Material to AGILENT, but shall continue to store the source code until:

                          a) otherwise directed by New Focus and AGILENT
                             jointly;

                          b) Escrow trustee has received a copy of an order of a
                             court of competent jurisdiction directing Escrow trustee as to the disposition of the Source Material; or

                          c) Escrow trustee has deposited the source code with a
                             court of competent jurisdiction or a Trustee or receiver.

                7.3.iii Upon receipt of Contrary Instructions from New Focus, escrow trustee shall have the absolute right, at escrow trustee's election to file an action in interpleader requiring the New Focus and AGILENT to answer and litigate their several claims and rights amongst themselves.

                7.3.iv Upon execution of this Addendum, AGILENT shall be granted, at no charge, a non-exclusive, non-transferable, irrevocable and perpetual right of utilization to the deposited source codes. AGILENT may only exercise its rights under this license and use the source code in the event that the requirements of subclause 7.3.ii are met.

                7.3.v Prior to depositing the source codes, AGILENT may inspect the source material to assure itself of the quality thereof and of the fact that they are complete.

7.4 New Focus grants to AGILENT a non-exclusive, worldwide, transferable and irrevocable license to all international property rights in the Monet Module which are owned by New Focus, copyrights included, Said grant will be provided royalty free for the Monet Modules sold to AGILENT by New Focus. Said grant will be provided under the royalty provisions set forth in subsection 7.7 hereof for Monet Modules not sold by New Focus to AGILENT..

7.5 AGILENT grants to New Focus a non-exclusive, transferable, irrevocable production and distribution right regarding the optoblock as defined in
        Schedule 3. New Focus will pay to AGILENT a royalty of $[*] for the first [*] and $[*] for any further sold optoblock. In the event of an acquisition of New Focus, New Focus will be allowed to produce the optoblock under the same agreement. AGILENT grants to New Focus a non-exclusive, non-transferable, irrevocable production and distribution right regarding the Digital/analog part as defined in Schedule 3. The rights granted shall be revocable if New Focus will be taken over by competitors as defined in Article 8.2 of this Addendum.

7.6 AGILENT grants to New Focus a non-exclusive, non-transferable, irrevocable production and distribution right regarding the Computing/interface part as defined in Schedule 3. New Focus will pay to AGILENT a royalty of $[*] for each sold Computing/interface part. The rights granted shall be revocable if New Focus will be taken over by competitors as defined in Article 8.2 of this Addendum.

7.7 In the event of termination of this Addendum by AGILENT, AGILENT will pay to New Focus a royalty for the Monet Module based on AGILENT's net revenues for Monet or other modules which are based on the optoblock as defined in schedule 3 of this Addendum or other modules which are based on the optoblock as defined in schedule 3 of this Addendum per calendar year as follows:

        - 2000: [*]%

        - 2001: [*]%

        - 2002: [*]%

        - 2003 and onward: [*]%

        The above royalty payments will not be due in case that one or more of the trigger events mentioned in Article 7.3i a-f apply.

        In case that this Addendum will be terminated by AGILENT because of
        Article 7.3.i.a-f, AGILENT agrees to pay a royalty of $[*] for each unit of the Monet Modules built after

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        termination.

        AGILENT agrees to keep records showing the sales or other disposition of Monet Modules or other modules based on the optoblock defined in schedule 3 of this Addendum in sufficient detail to enable the royalties payable hereunder by AGILENT to be determined, and further agrees to permit its books and records to be examined to the extent necessary to verify the Royalties payable. Such examination to be made at the expense of New Focus by an independent auditor acceptable to AGILENT. Costs shall be born by AGILENT if discrepancies occur.

8. MISCELLANEOUS

8.1 With respect to section 8.5 of the Development Agreement of 23.12.1996, the liability for New Focus under this section, regarding AGILENT's right to rectify the defect itself or have it rectified by a third party at New Focus's expense, shall be limited to [*] U.S. dollars ($[*].)

8.2 Article 15.1 second paragraph of the Development Agreement of 23.12.1996 shall be modified as follows:

        Good cause shall be deemed to exist, in particular, if one of the parties hereto fails to perform its contractual obligations, despite a reminder to this effect. Good cause shall also be deemed to exist for AGILENT if bankruptcy proceedings are instigated or initiated against New Focus's assets or in the event of a lasting modification to the ownership rights within New Focus (for example, if New Focus will be taken over by competitors within the market of telecommunication, test and measurement).

8.3 Article 15.1 third paragraph of the Development Agreement of 23.12.1996 shall not apply to this Addendum.

8.4 No ancillary verbal agreements have been made. Any alterations and amendments hereto must be made in writing in order to be valid and must expressly indicate that they constitute an alteration or amendment hereto. This shall similarly apply to any waiver of this written form requirement.

8.5 Should one or more of the provisions hereof be or become void or invalid, the parties hereto undertake to replace such a provision with a valid provision which approximates the economic purpose or intent of the void or invalid provision as closely as possible. The validity of the remaining provisions shall remain unaffected thereby.

8.6 In the case that AGILENT transfers all or part of its assets to a new legal entity and therefore has to assign and/or transfer the rights and obligations under the agreement and this Addendum No 2 to such new legal entity, New Focus declares its agreement to such assignment or transfer and AGILENT accepts such agreement.

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9.      SCHEDULES TO THIS ADDENDUM

        The Schedules listed in the following shall form an integral part of this Addendum:

        Schedule 1    Specifications, Development Phases, Payment

        Schedule 2    Project schedule

        Schedule 3    Definition of the "Tunable Laser Module" and Parts thereof

        Schedule 4    Contact persons

        Schedule 5    Bugfixing

        Schedule 6    Resources provided by AGILENT

        Schedule 7 Definition of Annualized Failure Rate (AFR) and Defect on Arrval(DOA)

        For AGILENT:                                For New Focus:

Boeblingen, 12/16/1999                      Boeblingen, Dec 10, 1999

/s/ JORGE SCHULTZ                           /s/ PAUL SMITH
-----------------------------------         ------------------------------------
Name                                        Name

CONTROLLER, OCMD                            VP/GM Telecom Division
----------------------------                ---------------------------------
Area of activity/title                      Area of activity/title

                           Final Version - 10.12.1999

SCHEDULE 1 SPECIFICATIONS, DEVELOPMENT PHASES, PAYMENT

        Complete specification should be according to specification control drawings!

        1. MODULE KEY FUNCTIONS AND FEATURES

        1.0 TUNABLE WAVELENGTH LASER SOURCE PARAMETERS

        From the customer point of view this source will have the following parameters. All these parameters must be accessible via the user interface.

Parameter            Limits            Preset            Remarks
---------            ------            ------            -------
[*]

        1.1 TUNABLE WAVELENGTH LASER SOURCE FUNCTIONALITY

        [*]

        1.2 TUNABLE WAVELENGTH LASER SOURCE EXCEPTIONS / EVENTS

        [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

2. Development requirement:

        The Development will proceed in accordance with the development phases as described below.

        ("of each" herein means of [*] and of [*] modules)

        A: MODULE HARDWARE

        Start Contract

        [*]

        1. Design Review

        [*]

        2. Phase 1 Prototypes

        [*]

        3. Phase 2 Prototypes

        [*]

        4. Release to Production

        [*]

        5. Final Contact close

        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           Final Version - 10.12.1999

        B: MODULE SOFTWARE

        1. Design Review

        [*]

        2. Phase 1 Prototypes (alpha units)

        [*]

        3. Phase 2 Prototypes (beta units)

        [*]

        4. Release to Production

        [*]

3. Payment criteria:

        [*]% ($[*]) will be due at contract start (payment criteria; contract signing by AGILENT and NFI).

        [*]% ($[*]) will be due after shipment of [*] with waiver spec and [*] (payment criteria is an [*] module successfully tested by AGILENT in Germany meeting specifications according to specification control drawing [*]). Estimated completion date [*].

        [*]% due [*] modules with coherence control and with the original environmental spec. (payment criteria both Alpha Modules pass environmental testing by AGILENT in Germany according to specification control drawing [*] and specification control drawing [*]. Estimated completion date [*].

        [*]% ($[*]) due after the first shipment of the [*] with coherence control (payment criteria: units meet the same specification control drawing limits as the [*] according to [*]). Estimated Completion date [*].

        [*]% ($[*]) due at final contract close (payment criteria: final contract close which shall occur after 30 production units of both the [*] modules have been accepted by AGILENT in Germany). Estimated completion date [*].

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           Final Version - 10.12.1999

SCHEDULE 2 - PROJECT SCHEDULE

Agilent Technologies

        [*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Agilent Technologies

        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Agilent Technologies

        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Agilent Technologies

        [*]

[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           Final Version - 10.12.1999

SCHEDULE 3: DEFINITION OF THE "TUNABLE LASER MODULE" AND PARTS THEREOF

Digital/analog part

Comprising the [*] and the Analog board as well as the related Low Level Software drivers.

Computing/interface part

Comprising the Computing Platform and the Bus interface as well as the adaptation to the Wind River OS and the High Level Software Functions.

The optoblock

as the complete assembled opto-mechanical sub-assembly, including but not limited to the diode laser, external cavity, cavity optics and drive train, in the exact configuration, as subject of the Addendum to the Development Agreement, last signed on Oct. 30, 1997.

[*]


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                           Final Version - 10.12.1999

SCHEDULE 4 - CONTACT PERSONS

For a better fulfillment of this Agreement both parties name the following contact persons


By AGILENT:                                    By New Focus

Name: Edgar Leckel                             Name: Bruce Pittman

Telephone-No.: (49) 7031-142691                Telephone-No.: (01) 408 919-2741

FAX: (49) 7031-143387

Name: Emmerich Muller                          Name: Dave Arnone

Telephone-No.: (49) 7031-144861                Telephone-No.: (01) 408-919-1528

FAX: (49) 7031-143387

                           Final Version - 10.12.1999

SCHEDULE 5 - BUGFIXING

1. Any bugs in the developed software shall be recorded and verified by AGILENT. Following verification, AGILENT shall forward the bug report to New Focus.

        Bugs shall be categorized as follows:

        A.      Serious bugs

                Bugs that result in system crashes (hangs or halts), loss of data, destruction of data, corruption of data or cases of unreasonable handling effort for which no "workaround" is available (i.e. there is no method accepted by AGILENT or by the customer for either avoiding the bug or using the developed software).

                Any medium bug as defined in B. of this schedule 4 which causes a serious bug as defined above within the final optical component platforms shall additionally be categorized as a serious bug.

        B.      Medium bugs

                Bugs as specified under A above, but for which a "workaround" is available for bug avoidance.

        C.      Minor bugs

                Any bugs not included in categories A and B above.

2. Any serious bugs in the developed software shall be immediately fixed by New Focus. New Focus will begin to fix the bug 24 hours after the respective report by AGILENT the latest. New Focus shall fix the bug during 3 days or during a longer period agreed by AGILENT. If New Focus is unable to reproduce or to fix any bug immediately on its own computer system, it shall fix the bug - if decided by AGILENT - on-site in customer's place.

3. Any medium bug in the developed software shall be fixed in a reasonable period of time. New Focus shall begin fixing the bug during 48 hours after the respective report by AGILENT. New Focus shall fix the bug during two weeks or during a longer period agreed by AGILENT.

4. Any other bugs shall be fixed as soon as possible within the scope of the maintenance of the developed software.

5.      New Focus shall update the documentation in accordance with the bug fix.

                           Final Version - 10.12.1999

6. New Focus shall ensure that any serious and medium bugs shall be fixed for both the current and the previous operating system release.

7. New Focus will maintain a telephone number with a designated knowledgeable contact to AGILENT to call during normal business hours to report problems and receive assistance.

8. The Bugfixing according to this schedule 5 shall be free of charge during the warranty period.

                           Final Version - 10.12.1999

SCHEDULE 6 - RESOURCES PROVIDED BY AGILENT

1. HARDWARE RELATED DOCUMENTS (see separate Documentation Package)

a) Drawings of all mechanical parts of the Module Chassis
   -  Module Bottom Cover
   -  Module Top Cover
   -  Module Sub Panel
   -  Plastic Front Panel
   -  Module Extractor
   -  Fiber Connector Bushing at Front Panel
   -  Module Fiber Interface

b) Description of Module Interface and digital Hardware
   - Printed Circuit Board Outline
   - Interface Connector to Module/Mainframe Positioning Dwg.

c) Schematics of digital parts including part list

d) Documentation and File of FPGA Communication Part

2. SOFTWARE RELATED DOCUMENTS (see separate Documentation Package)

a) Description of Communication between Mainframe and Module

b) AGILENT Coding Standards

c) Documentation and Source Code Template for Operating System, Start-up and Communication of Module

                           Final Version - 10.12.1999

SCHEDULE 7 - DEFINITION OF ANNUALIZED FAILURE RATE(AFR) AND DEFECT ON
ARRIVAL(DOA)

AFR(% YR), PER MONTH:

         =(SUM OF 'ONE YEAR' WARRANTY FAILS IN THIS MONTH)/(SUM OF UNITS IN
          WARRANTY THIS MONTH) *12 * 100

DOA = MODULE IS EITHER INCOMPLETE, DEFECT, OR DOES NOT MEET SPECIFICATIONS.